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                                                                    Exhibit 10.5

                             WAIVER WITH RESPECT TO
                             NOTE PURCHASE AGREEMENT

     This WAIVER WITH RESPECT TO NOTE PURCHASE AGREEMENT (this "Waiver") is made as of March [28], 2003, to that certain Note Purchase Agreement, dated as of August 24, 2000, between The Finance Company (the "Company") and N M Rothschild & Sons Limited ("Rothschild"), as amended by letter agreement dated February 22, 2002 (the "Note Purchase Agreement").

                              W I T N E S S E T H:

     WHEREAS, the Company and Rothschild have entered into the Note Purchase Agreement;

     WHEREAS, the Company has informed Rothschild that the Company expects to enter into a merger agreement (the "Merger Agreement") with Consumer Portforlio Services, Inc. ("CPS"), pursuant to which CPS will acquire the Company (such acquisition, if any, the "TFC Acquisition Transaction");

     WHEREAS, the Company has further informed Rothschild that the Company expects to receive from its independent accountants, with respect to the audited financial statements for the Company for fiscal year 2002, an opinion that is qualified as to going concern (such opinion letter, if any, the "Going Concern Letter"); and

     WHEREAS, Rothschild wishes to waive a certain Event of Default under the Note Purchase Agreement that may directly result from the Company's receipt of the Going Concern Letter, if any, to the extent provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.01. Defined Terms. For purposes of this Waiver, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

     Section 1.02. Waiver of Events of Default.

          (a) (i) To the extent that the Company's receipt of the Going Concern Letter, if any, will directly cause a Material Adverse Effect that results in an Event of Default under Section 11(k) of the Note Purchase Agreement, Rothschild, subject to Section 1.02(b) of this Waiver, hereby waives such Event of Default.

          (b) Notwithstanding any contrary provision herein, the waiver contained in Section 1.02(a) shall be effective only during the period from and including the date on which

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the Company delivers to Rothschild a copy of the Going Concern Letter, if any, to but excluding the earliest of (i) [April 14, 2003], if the Merger Agreement has not been executed by that date, (ii) the date of closing of the TFC Acquisition Transaction, if such date is on or before [May 31, 2003], and (iii) [May 31, 2003], if the TFC Acquisition Transaction has not closed by that date.

          (c) Nothing contained in this Section 1.02 shall constitute a waiver of any Event of Default under any provision of the Note Purchase Agreement other than Sections 11(k) thereof. Nothing contained in this Section 1.02 shall constitute a waiver of any Event of Default pursuant to Section 11(k) of the Loan Agreement that may arise from any Material Adverse Effect other than one caused directly by the Company's receipt of the Going Concern Letter, if any.

     Section 1.03. Effect of Waiver. In all respects the Loan Agreement remains in full force and effect and, except as waived pursuant hereto during the period set forth in Section 1.02(b) hereof, is unchanged.

     Section 1.04. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

     Section 1.05. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, N M Rothschild has caused this Waiver to be duly executed by its officers thereunto duly authorized, as of the day first above written.

                                       N M ROTHSCHILD & SONS LIMITED



                                       By: /s/ Glenn Beatham
                                           Name: Glenn Beatham
                                           Title: Director



                                       By: /s/ Malcolm Aish
                                           Name: Malcolm Aish
                                           Title: Director

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Consented to as of the date first above for the purpose of providing the consent required by Section 19.1 of the Note Purchase Agreement for the waivers contained herein:

THE FINANCE COMPANY



By:________________________________
Name:
Title:



[NOTEHOLDER]



By:________________________________
Name:
Title:



[NOTEHOLDER]



By:________________________________
Name:
Title:



[NOTEHOLDER]



By:________________________________
Name:
Title: